                                                                    EXHIBIT A

                                  10,000,000 Shares*

                             U.S. OFFICE PRODUCTS COMPANY

                                    Common Stock

                           FORM OF UNDERWRITING AGREEMENT

                                                            ___________, 1997

ROBERTSON, STEPHENS & COMPANY LLC
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.,
  as Representatives of the several Underwriters
  (the "Representatives")
c/o Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, California  94104

Ladies and Gentlemen:

    U.S. Office Products Company, a Delaware corporation (the "Company"), and the Selling Stockholders, as hereinafter defined, address you as the Representatives of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirm their respective agreements with the several Underwriters as follows:

    1. Description of Shares. The Company proposes to issue and sell 6,000,000 shares of its authorized and unissued Common Stock to the several Underwriters. Certain of the Selling Stockholders named in Schedule B hereto (hereinafter called the "Firm Selling Stockholders"), acting severally and not jointly, propose to sell an aggregate of 4,000,000 shares of authorized and outstanding Common Stock of the Company to the several Underwriters. The 6,000,000 shares of Common Stock of the Company to be sold by the Company are hereinafter called the "Company Shares", and the 4,000,000 shares of Common Stock of the Company to be sold by the Firm Selling Stockholders are hereinafter called the "Selling Stockholder Firm Shares". The Company Shares and the Selling Stockholder Firm Shares are hereinafter collectively referred to as the "Firm Shares". The Company also proposes to grant to the Underwriters an option to purchase up to 900,000 additional shares of Common Stock of the Company (the "Company Option Shares"), and

________________________

* Plus an option to purchase up to 900,000 additional Shares from the Company and 600,000 additional Shares from the Option Selling Stockholders to cover over-allotments, if any.

certain of the Selling Stockholders named in Schedule B hereto (hereinafter called the "Option Selling Stockholders", and together with the Firm Selling Stockholders, the "Selling Stockholders") propose to grant to the Underwriters an option to purchase up to 600,000 additional shares of Common Stock of the Company (hereinafter called the "Selling Stockholder Option Shares"), as provided in Section 7 hereof. The Company Option Shares and the Selling Stockholder Option Shares are collectively referred to herein as the "Option Shares". As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock of the Company, including the Shares, are hereinafter referred to as "Common Stock".

    2. Representations, Warranties and Agreements of the Company and the Selling Stockholders.

         I. The Company represents and warrants to and agrees with each Underwriter that:

              (a) A registration statement on Form S-3 (File No. 333-___________) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement and such amended prospectuses subject to completion, as may have been required prior to the date hereof, have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement and such amended prospectuses subject to completion, as may hereafter be required. The Company has complied with the conditions for the use of a registration statement on Form S-3 set forth in the general instructions thereto. Copies of such registration statement and amendments and of each related prospectus subject to completion (individually, a "Preliminary Prospectus", and, collectively, the "Preliminary Prospectuses") have been delivered to you.

              If the registration statement has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement has not been declared effective under the Act by the Commission, the Company will prepare and promptly file a further amendment to the registration statement, including a final form of prospectus. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including consolidated financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations), any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations (a "Rule 462(b) Registration Statement") and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) Registration Statement). The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it became or becomes, as the case may be, effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations), except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the Prospectus on file with the Commission at the time the registration statement became or becomes, as the case may be, effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

              Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein.

              (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; at the time the Registration Statement became or becomes, as the case may be, effective, on the Closing Date (as hereinafter defined) and on any later date on which Option Shares are to be purchased,
(i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained or will contain all material information required to be included therein by the Act and the Rules and Regulations and conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, and (ii) neither the Registration Statement nor the Prospectus, nor any amendments or supplements thereto, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Prospectus, at the time filed with the Commission, conformed in all aspects to the requirements of the Securities Exchange of 1934, as amended (the "Exchange Act"), or the Act, as applicable, and the rules and regulations of the Commission thereunder; provided, however, that none of the representations and warranties contained in this subparagraph shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, information furnished to the Company by any Underwriter through you specifically for inclusion therein.

              (c) Each of the Company and its Subsidiaries (as defined below) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Company owns all of the outstanding capital stock of its subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, except for the capital stock of certain of its subsidiaries pledged in connection with that certain Credit Agreement dated as of August 21, 1996 by and among the Company, Bankers Trust Company, as agent for various lending institutions, and such lending institutions; each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"); each of the Company and its Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of the business of the Company and its Subsidiaries considered as one enterprise, all of which are valid and in full force and effect, except when such noncompliance would not have a Material Adverse Effect; each of the Company and its Subsidiaries is not in violation of its respective charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract, joint venture, or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the property of the Company or any of its Subsidiaries is bound or in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental agency or body or court, domestic or foreign, except as contemplated by the Prospectus or where such violation or default would not have a Material Adverse Effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity conducting material operations other than those entities listed in Schedule C hereto and all references in this Agreement to "Subsidiaries" shall be deemed to refer to such entities.

              (d) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery by the other parties hereto, is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles; the performance of this Agreement and the consummation of the transactions herein contemplated will not, with respect to the Company and its Subsidiaries, result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the property of the Company or any of its Subsidiaries is bound, which breach or default would have a Material Adverse Effect, (ii) the charter or bylaws of the Company or any of its Subsidiaries or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government or governmental agency or body or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or over the properties of the Company or any of its Subsidiaries, which breach would have a Material Adverse Effect; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Exchange Act, or under state or other securities or Blue Sky laws.

              (e) Except as described in the Prospectus, there is not any pending or, to the Company's knowledge, threatened action, suit, claim or proceeding against the Company, any of its Subsidiaries or any of their respective officers or directors or any of their respective properties, assets or rights before any court or governmental agency or body or otherwise which (i) might result in a Material Adverse Effect, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no contracts or documents of the Company or any of its Subsidiaries that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement. The contracts so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party is in breach of or default under any of such contracts. All material relationships between the Company and its Subsidiaries and directors, executive officers and stockholders have been fully and accurately described in the Registration Statement as required by the Rules and Regulations.

              (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities (other than such preemptive rights or other rights to subscribe for or purchase securities as were fully complied with or expressly waived or with respect to the violation of which the right to make claim is barred by the applicable statute of limitations), and the authorized and outstanding capital stock of the Company conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Shares to be purchased from the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act, the Exchange Act or under state or other securities or Blue Sky laws. All issued and outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus or the financial statements of the Company

(including the notes thereto) included in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

              (g) Each of the accounting firms that has examined certain of the financial statements that are filed with the Commission or incorporated by reference as a part of the Registration Statement and are included or incorporated by reference in the Prospectus, are to the Company's knowledge, independent accountants within the meaning of the Act and the Rules and Regulations; the financial statements (including the related notes) included or incorporated by reference in the Registration Statement and the Prospectus (and any amendments or supplements thereto) present fairly, in all material respects, the financial position, the results of operations and cash flows of the applicable company at the dates and for the periods indicated in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated except as may otherwise be stated therein. The interim financial statements set forth or incorporated by reference in the Registration Statement and the Prospectus (and any amendments and supplements thereto) have been prepared, to the extent such information relates to the Company, on a basis consistent with the audited financial statements and reflect all adjustments that are necessary to a fair statement of the results for the interim periods presented. All pro forma financial information required to be included in the Prospectus has been included or incorporated by reference therein and such required information has been prepared, in all material respects, in accordance with the Commission's rules and guidelines with respect to pro forma financial information. No financial statements or schedules, other than the financial statements or schedules that are included or incorporated by reference in the Registration Statement, are required to be included or incorporated by reference in the Registration Statement.

              (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as described in or contemplated by the Registration Statement and Prospectus, there has not been (i) any material adverse change in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Company and its

Subsidiaries considered as one enterprise, (ii) any transaction that is material to the Company and its Subsidiaries considered as one enterprise, except transactions in the ordinary course of business, (iii) any obligation that is material to the Company and its Subsidiaries considered as one enterprise incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock of the Company or any of its Subsidiaries, (v) any change in the outstanding indebtedness of the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries considered as one enterprise or
(vi) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries.

              (i) The Company, together with its Subsidiaries, has all assets necessary to conduct its business as described in the Prospectus. Except as set forth in the Prospectus, (i) each of the Company and its Subsidiaries has good and marketable title to all properties and material assets described in the Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company and its Subsidiaries considered as one enterprise, and except for those matters listed on the title insurance policies insuring the material real property,
(ii) any agreements to which the Company or any of its Subsidiaries is a party described in the Prospectus are valid agreements, enforceable by the Company and its Subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or by general equitable principles and, to their knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements and (iii) the Company and its Subsidiaries have valid and enforceable leases for the properties described in the Prospectus as leased by them, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles.

              (j) The Company and its Subsidiaries have timely filed all necessary federal and state income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company or any of its Subsidiaries that might have a Material Adverse Effect. All tax liabilities are adequately provided for on the books of the Company and its Subsidiaries.

              (k) The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its Subsidiaries against all risks customarily insured against, all of which insurance is in full force and effect.

              (l) To the Company's knowledge, no labor disturbance by the employees of the Company or any of its Subsidiaries exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or manufacturers, in either case, that might be expected to result in a Material Adverse Effect. Except as provided in the Prospectus, no collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no such agreement is imminent. Neither the Company nor any of its Subsidiaries has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for violations that, individually and collectively, would not have a Material Adverse Effect. There is no unfair labor practice complaint pending against the Company or any of its Subsidiaries, or to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, which if adversely determined would have a Material Adverse Effect.

              (m) Except as described in the Prospectus, each of the Company and its Subsidiaries owns or possesses adequate and enforceable rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights described or referred to in the Prospectus as owned or used by it or which are necessary for the conduct of its businesses as described in the Prospectus; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

              (n) Neither the Company nor any of its Subsidiaries has been advised, or has reason to believe, that it is not conducting business in compliance with all of the laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

              (o) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the National Association of Securities Dealers Automated Quotation National

Market (the "NASDAQ National Market"). Upon their issuance, the Shares will be approved for listing on the NASDAQ National Market.

              (p) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

              (q) The Company has not distributed and will not distribute prior to the Closing Date or on any date on which Option Shares are to be purchased, as the case may be, any offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and other materials permitted by the Act.

              (r) Neither the Company nor any of its Subsidiaries, to the Company's knowledge, has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

              (s) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to wastes, toxic substances, hazardous substances, petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its Subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice and no written notice by any person or entity, alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Company or any of its Subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or, to the Company's knowledge, against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that reasonably could result in the violation of any Environmental Law or form the basis of any potential Environmental Claim against the Company or any of its Subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

              (t) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

              (u) Each executive officer of the Company, each person named in the Prospectus as a director of the Company, each Selling Stockholder and each of certain other holders of Common Stock named in Schedule D hereto have, or prior to the Closing Date will have, agreed in writing that such person will not, for a period expiring 90 days after the effective date of the Registration Statement, directly or indirectly, offer to sell, contract to sell, sell short, or otherwise sell or dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of the Common Stock, owned by such person or with respect to which such person has the power of disposition, other than (i) the sale of Shares by the Selling Stockholders hereunder, (ii) as a gift or gifts, provided the donee or donees thereof agree to be bound by this restriction, (iii) the exercise of options outstanding as of the date hereof or (iv) with the prior written consent of Robertson, Stephens & Company LLC. Each such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person except in compliance with the foregoing restrictions.

         II. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each Underwriter and the Company that:

              (a) Such Selling Stockholder now has, and on any date Shares are to be sold by such Selling Stockholder hereunder will have, valid marketable title to such of the Shares as are to be sold by such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; such Selling Stockholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Stockholder.

              (b) Such Selling Stockholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, a Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") with U.S. Office Products Company, as custodian (the "Custodian"), and appointing Jonathan J. Ledecky and Mark D. Director (the "Attorneys") attorneys-in-fact with respect to the sale of the Shares to be sold by such Selling Stockholder hereunder; the Custody Agreement and Power of Attorney constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally, or by general equitable principles; and each of the Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 6(k) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several Underwriters to such Selling Stockholder as provided in
Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

              (c) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery of the Shares to be sold by such Selling Stockholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Stockholder, if other than a natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Stockholder has full right, power and authority to enter into and perform its obligations under this Agreement and such Custody Agreement and Power of Attorney, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

              (d) Such Selling Stockholder will not, for a period expiring 90 days after the effective date of the Registration Statement, directly or indirectly, offer to sell, contract to sell, sell short, or otherwise sell or dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, owned by such Selling Stockholder or with respect to which such Selling Stockholder has the power of disposition, other than (i) the sale of Shares by such Selling Stockholder hereunder, (ii) as a gift or gifts, provided the donee or donees thereof agree to be bound by this restriction, (iii) the exercise of options outstanding as of the date hereof or (iv) with the prior written consent of Robertson, Stephens & Company LLC. Such Selling Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such Selling Stockholder except in compliance with the foregoing restrictions.

              (e) The certificates in negotiable form for all Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

              (f) This Agreement has been duly authorized by such Selling Stockholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Stockholder and, assuming due execution and delivery by the other parties hereto, is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally, or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not, with respect to the Selling Stockholders, result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any Shares to be sold by such Selling Stockholder hereunder may be bound or, to such Selling Stockholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body or, if such Selling Stockholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Stockholder.

              (g) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

              (h) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

              (i) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Shares to be sold by such Selling Stockholder hereunder that is contained in the representations and warranties of such Selling Stockholder in such Selling Stockholder's Custody Agreement and Power of Attorney or set forth in the Registration Statement and the Prospectus is, and on the Closing Date and on any later date on which Option Shares are to be purchased hereunder will be, true, correct and complete, and does not, and on the Closing Date and on any later date on which Option Shares are to be purchased hereunder will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

              (j) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and, in the case of the Option Selling Stockholders, any later date on which Option Shares are to be purchased hereunder and will advise the Attorneys prior to the Closing Date and, in the case of the Option Selling Stockholders, any later date on which Option Shares are to be purchased hereunder if any statement to be made on behalf of such Selling Stockholder in the certificate contemplated by Section 6(k) would be inaccurate if made as of such date.

              (k) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than options issued pursuant to the Company's presently authorized 1995 Employee Stock Purchase Plan or those described in the Registration Statement and the Prospectus.

              (l) In addition to the other representations and warranties set forth in this Section 2.II, each Selling Stockholder, severally and not jointly, further represents and warrants that, to its knowledge, (i) the representations and warranties of the Company set forth in Section 2.I hereof are true and correct, and (ii) each Preliminary Prospectus, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective, on the Closing Date and on any later date on which Option Shares are to be purchased hereunder, neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subsection (l) shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, information furnished to the Company by any Underwriter through you specifically for inclusion therein.

         3. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Firm Selling Stockholders agree, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Firm Selling Stockholders, respectively, at a purchase price of $_____ per Share, the respective number of Company Shares and Selling Stockholder Firm Shares set forth opposite the names of the Company and the Firm Selling Stockholders in Schedule B hereto. The obligation of each Underwriter to the Company and to each Firm Selling Stockholder shall be to purchase from the Company or such Firm Selling Stockholder that number of Company Shares or Selling Stockholder Firm Shares, as the case may be, which (as nearly as practicable, as determined by you) is in the same proportion to the number of Company Shares or Selling Stockholder Firm Shares, as the case may be, set forth opposite the name of the Company or such

Firm Selling Stockholder in Schedule B hereto as the number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 10 hereof) is to the total number of Firm Shares to be purchased by all the Underwriters under this Agreement.

         The certificates in negotiable form for the Shares to be sold by the Selling Stockholders hereunder have been placed in custody (for delivery under this Agreement) under the Custody Agreement and Power of Attorney. Each Selling Stockholder agrees that the certificates for the Shares of such Selling Stockholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholder for such custody, including the power of attorney provided in the Custody Agreement and Power of Attorney, is to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated by the act of such Selling Stockholder or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement and Power of Attorney. If any Selling Stockholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Shares of such Selling Stockholder hereunder, the Shares to be sold by such Selling Stockholder shall, except as specifically provided herein or in the Custody Agreement and Power of Attorney, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

         Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several Underwriters by wire transfer of immediately available funds to the Company with regard to the Company Shares being purchased, and to either Attorney for the respective accounts of the Firm Selling Stockholders with regard to the Selling Stockholder Firm Shares being purchased. Such delivery and payment shall take place at the Chicago office of Winston & Strawn (or at such other place as may be agreed upon among the Representatives, the Company and the Selling Stockholders) at 9:00 A.M., local time in Chicago, Illinois, on the third
(3rd) full business day following the date of this Agreement or at such other time and date not later than seven (7) full business days thereafter as the Representatives, the Company and the Selling Stockholders may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date".

         The certificates for the Firm Shares to be so delivered will be made available to you at such office or at such other location, including, without limitation, in New York City, as you may reasonably request for checking at least two (2) full business days prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least three (3) full business days prior to the Closing Date. If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives.

         It is understood that you, individually and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose payment or payments shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         After the Registration Statement becomes effective, the several Underwriters intend to offer the Firm Shares to the public as set forth in the Prospectus, but after the initial public offering (as such term is described in Section 11 hereof) of such Shares, the several Underwriters may in their discretion vary the public offering price.

         The information set forth in the last paragraph on the front cover page and under "Underwriting" (insofar as such information relates to the Underwriters) in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements, in the light of the circumstances in which they were made, not misleading.

         4. Further Agreements of the Company. The Company agrees with the several Underwriters that:

              (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus or any document incorporated by reference therein has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement, the Prospectus or any document incorporated by reference therein which, in the opinion of Winston & Strawn, counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters, unless advised by its counsel, Morgan, Lewis & Bockius LLP (the "Company's Counsel"), that such filing is not necessary or advisable; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration
Statement, the Prospectus or any document incorporated by reference therein that may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement, the Prospectus or any document incorporated by reference therein that shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and the provisions of this Agreement.

              (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

              (c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be reasonably required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Shares shall have been qualified as provided above, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

              (d) The Company has previously furnished, or will furnish to you as soon as available, copies of the Registration Statement (three of which will include all exhibits) and all documents incorporated by reference therein, each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

              (e) The Company will make generally available to its stockholders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act or Rule 158 thereunder and covering a twelve-month period beginning after the effective date of the Registration Statement.

              (f) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and such unaudited quarterly reports of operations for each of the first three (3) quarters of the fiscal year as may be required by applicable law or the rules of the NASDAQ National Market to be sent to stockholders, and will furnish to you and, upon their request, the other several Underwriters hereunder, (i) concurrently with furnishing such reports to its stockholders (if any), statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders; (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent accountants; (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); and (v) every material press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company or any of its Subsidiaries (excluding, in each case, customary product-related press releases and articles).

              (g) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

              (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

              (i) The Company will use its best efforts to comply with all criteria necessary to have its Common Stock listed on the NASDAQ National Market.

              (j) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement under Section 11(a) hereof, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating, preparing to market or marketing the Shares.

              (k) During a period ending 90 days from the effective date of the Registration Statement, the Company will not, without the prior written consent of Robertson, Stephens & Company LLC, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants with respect to any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock, other than (i) the sale of the Firm Shares and the Option Shares hereunder, (ii) the issuance of shares of Common Stock upon the exercise of options outstanding as of the date hereof, (iii) the issuance of options, or shares of Common Stock upon the exercise of options granted, under the Company's presently authorized 1994 Long-Term Incentive Compensation Plan, (iv) the issuance of shares of Common Stock pursuant to the Company's presently authorized 1995 Employee Stock Purchase Plan, (v) the issuance of shares of Common Stock upon the conversion of convertible subordinated notes and (vi) in connection with the acquisitions of businesses by the Company. In addition, during a period ending 90 days from the effective date of the Registration Statement, the Company will not, without the prior written consent of Robertson, Stephens & Company LLC, waive any contractual restrictions on the sale of Common Stock issued or to be issued in connection with acquisitions.

    5.   Expenses.

         (a)  The Company agrees with each Underwriter that:

              (i) The Company will pay and bear all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Blue Sky Survey, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of the Company's Counsel; all fees and other charges of the Company's independent public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company and the Selling Stockholders. Any additional expenses incurred as a result of the sale of the Shares by the Selling Stockholders will be borne collectively by the Company and the Selling Stockholders. The provisions of this Section 5(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Stockholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Stockholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Stockholders hereunder to the several Underwriters; and

              (ii) In addition to its other obligations under Section 8(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 8(a), it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that a court of competent jurisdiction may later determine that the Underwriters are not entitled to indemnity under Section 8(a). To the extent that a court of competent jurisdiction later determines that the Underwriters were not entitled to indemnity under Section 8(a), the Underwriters shall promptly return any interim reimbursement payments to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by the substantial majority of the nation's 30 largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         (b) In addition to their obligations under Section 8(c) hereof, the Underwriters agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 8(c), they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that a court of competent jurisdiction may later determine that the Company is not entitled to indemnity under Section 8(c). To the extent that a court of competent jurisdiction later determines that the Company was not entitled to indemnity under Section 8(c), the Company shall promptly return any interim reimbursement payments to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii) and 5(b) and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a), 8(b) and 8(c) hereof.

    6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Stockholders herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

         (a) The Registration Statement shall have become effective not later than 2:00 P.M., San Francisco time, on the date following the date of this Agreement, or such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' Counsel.

         (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 6.

         (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

         (d) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, an opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date or such later date, as the case may be, addressed to the Underwriters (with reproduced copies or signed counterparts thereof for each of the Underwriters), to the effect that:

                     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                    (ii) Each Subsidiary incorporated in Delaware (collectively, the "Delaware Subsidiaries" and, individually, a "Delaware Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                   (iii) The Company and each Delaware Subsidiary have all requisite corporate power and authority to own, lease and operate their properties and to conduct their businesses as described in the Prospectus;

                    (iv) The Company and each Delaware Subsidiary are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction, if any, in which the ownership or leasing of their properties or the conduct of their businesses requires such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect;

                     (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right or, to such counsel's knowledge, any co-sale right, registration right, right of first refusal or other similar right (other than such preemptive rights or other rights to subscribe for or purchase securities as were fully complied with or expressly waived or with respect to the violation of which the right to make claim is barred by the applicable statute of limitations);

                    (vi) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, and the Shares to be sold by the Selling Stockholders were, at the time of their issuance, duly authorized and validly issued and fully paid and nonassessable, and will not be, or have not been, issued in violation of any preemptive right or, to such counsel's knowledge, any registration right, co-sale right, right of first refusal or other similar right and the stockholders of the Company have no preemptive rights or, to such counsel's knowledge, other rights to purchase any of the Shares;

                   (vii) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Firm Shares or the Option Shares, as the case may be, to be issued and sold by it hereunder;

                  (viii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company;

                    (ix) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                     (x) The Registration Statement and the Prospectus, and each amendment or supplement thereto and each document incorporated by reference therein (other than the consolidated financial statements (including supporting schedules), pro forma financial information and financial data derived from such financial statements as to which such counsel need express no opinion) as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. The conditions for the use of a registration statement on Form S-3, set forth in the general instructions thereto, have been satisfied;

                    (xi) The terms and provisions of the capital stock of the Company conform in all material respects to the description thereof incorporated by reference in the Registration Statement and the Prospectus;

                   (xii) The information incorporated by reference in the Prospectus regarding the description of the capital stock of the Company, to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and accurately and fairly summarizes the matters described therein. The form of certificate evidencing the Common Stock complies with Delaware law;

                  (xiii) The descriptions included or incorporated by reference in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes and contracts are accurate and fairly present the information required to be presented by the Act or the Rules and Regulations;

                   (xiv) To such counsel's knowledge, there are no agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein and filed as required;

                    (xv) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's charter or bylaws or (b) to such counsel's knowledge, result in the material breach or violation of any of the terms and provisions, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the property of the Company or any of its Subsidiaries is bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations; provided, however, that no opinion need be rendered concerning state securities or Blue Sky laws;

                   (xvi) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

                  (xvii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its Subsidiaries of a character which are required to be disclosed in the Registration Statement or the Prospectus, by the Act or the applicable Rules and Regulations, other than those described therein;

                 (xviii) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is presently in material breach of, or in default under, any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract, joint venture or other agreement or instrument to which the Company or any of its

Subsidiaries is a party or by which the property of the Company or any of its Subsidiaries is bound that is material to the financial condition, earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise;

                   (xix) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights to registration of such shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company, have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights;

                    (xx) The Custody Agreement and Power of Attorney of each Selling Stockholder who is a natural person has been duly executed and delivered by such Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally, or by general equitable principles;

                   (xxi) Each of the Selling Stockholders who is a natural person has full right and power to enter into and to perform his or her obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Stockholder hereunder;

                  (xxii) This Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder who is a natural person; and

                 (xxiii)     Upon the delivery of and payment for the Shares
as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from each Selling Stockholder who is a natural person, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of any of such Selling Stockholders to the Shares being purchased from such Selling Stockholders.

         In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective, the Registration Statement (other than the consolidated financial statements, including supporting schedules and financial data derived therefrom and other financial and statistical data, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of Delaware upon opinions of local counsel (or in lieu thereof, deliver copies of such local counsel opinions, addressed to the Underwriters, directly to the Underwriters and Underwriters' Counsel), and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

         (e) You shall have received on the Closing Date an opinion from counsel for each Selling Stockholder who is not a natural person, dated the Closing Date and addressed to the Underwriters (with reproduced copies or signed counterparts thereof for each of the Underwriters), to the effect that:

                     (i) Such Selling Stockholder has full right, power and authority to enter into and to perform its obligations under the Custody Agreement and Power of Attorney to be executed and delivered by it in connection with the transactions contemplated herein; the Custody Agreement and Power of Attorney of such Selling Stockholder has been duly authorized by such Selling Stockholder; the Custody Agreement and Power of Attorney has been duly executed and delivered by or on behalf of such Selling Stockholder, and the Custody Agreement and Power of Attorney of such Selling Stockholder constitutes the valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally, or by general equitable principles;

                    (ii) Such Selling Stockholder has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Stockholder hereunder;

                   (iii) This Agreement has been duly authorized by such Selling Stockholder and has been duly executed and delivered by or on behalf of such Selling Stockholder; and

                    (iv) Upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of such Selling Stockholder to the Shares being purchased from such Selling Stockholder.

         Each counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the States of New York and Delaware upon opinions of local counsel (or in lieu thereof, deliver copies of such local counsel opinions, addressed to the Underwriters, directly to the Underwriters and Underwriters' Counsel), and as to questions of fact upon representations or certificates of the applicable Selling Stockholder, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

         (f) You shall have received on the Closing Date an opinion from counsel for each Subsidiary (other than the Delaware Subsidiaries), dated the Closing Date and addressed to the Underwriters (with reproduced copies or signed counterparts thereof for each of the Underwriters), to the effect that:

              (i) Such Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation;

              (ii) Such Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and

              (iii) Such Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

         (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Winston & Strawn, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

         (h) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter from Price Waterhouse LLP addressed to the Company and the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than three (3) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its Subsidiaries considered as one enterprise which, in your sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. Also, you shall have received an Original Letter from Price Waterhouse LLP addressed to or for the use of the Underwriters setting forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of April 30, 1995 and 1996 and related consolidated statements of income, stockholders' equity and cash flows for the fiscal years ended April 30, 1994, 1995 and 1996, and certain other financial statements and financial and statistical data contained or incorporated by reference in the Registration Statement and the Prospectus.

         (i) You shall have received on the Closing Date a letter from each of the accounting firms that has examined certain of the financial statements that are filed with the Commission or incorporated by reference as a part of the Registration Statement and are included or incorporated by reference in the Prospectus addressed to the Company and the Underwriters, dated the Closing Date, confirming that (i) they are independent certified public accountants with respect to the applicable subsidiary of the Company within the meaning of the Act and the applicable published Rules and Regulations and
(ii) the financial statements audited by such independent certified public accountants and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published Rules and Regulations.

         (j) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be reasonably satisfied that:

                     (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                    (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                   (iii) When the Registration Statement became effective and at the time of delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto included an untrue statement of a material fact or omitted to state a material fact required to be made therein or necessary to make the statements therein, in the light of the circumstances in which made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                    (iv) Except as contemplated by the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
(A) any material adverse change in the properties or assets described or referred to in the Registration Statement and the Prospectus or in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (B) any transaction which is material to the Company and its Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation incurred by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries considered as one enterprise, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries considered as one enterprise or
(E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries.

         (k) You shall be reasonably satisfied that, and you shall have received a certificate, dated the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, from the Attorneys for each Selling Stockholder to the effect that, as of the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, they have not been informed that:

                     (i) The representations and warranties made by such Selling Stockholder herein are not true or correct in any material respect on the Closing Date; or

                    (ii) Such Selling Stockholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on his or its part at or prior to the Closing Date.

         (l) The Company shall have obtained and delivered to you prior to the date hereof a written agreement from each executive officer and person named in the Prospectus as a director of the Company, each Selling Stockholder and each of certain other holders of Common Stock named in Schedule D hereto that such person will not, for a period expiring 90 days after the effective date of the Registration Statement, directly or indirectly, offer to sell, contract to sell, sell short or otherwise sell or dispose of any shares of Common Stock of the Company, any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into or exchangeable for shares of Common Stock of the Company owned by such person or with respect to which such person has the power of disposition, other than (i) the sale of Shares by the Selling Stockholders hereunder, (ii) as a gift or gifts, provided the donee or donees thereof agree to be bound by this restriction, (iii) the exercise of options outstanding as of the date hereof or (iv) with the prior written consent of Robertson, Stephens & Company LLC. Each such person shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person except in compliance with the foregoing restrictions.

         (m) The Company and the Selling Stockholders shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company, the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person)) as to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein, as to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company and the Selling Stockholders will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

    7.   Option Shares.

         (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company and the Option Selling Stockholders hereby grant, severally and not jointly, to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a non-transferable option to purchase, at the price per Share for the Company Shares and the Selling Stockholder Firm Shares set forth in
Section 3 hereof, the respective number of Company Option Shares and Selling Stockholder Option Shares set forth opposite the names of the Company and the Option Selling Stockholders in Schedule B hereto. Such option may be exercised by the Representatives on behalf of the several Underwriters on one occasion in whole or in part during the period of 30 days from and after the date on which the Firm Shares are initially offered to the public, by giving written notice to the Company. [The first _________ Option Shares to be purchased by the Underwriters upon the exercise of such option will be purchased from one of the Option Selling Stockholders, ___________________. The next ________ Option Shares to be purchased by the Underwriters upon the exercise of such option will be purchased from one of the Option Selling Stockholders, ______________. The next ___________ Option Shares to be purchased by the Underwriters upon the exercise of such option will be purchased from one of the Option Selling Stockholders, ______________. The final _______ Option Shares to be purchased by the Underwriters upon the exercise of such option will be purchased from the Company.] The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representatives in such manner as to avoid fractional shares.

         Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several Underwriters by wire transfer of immediately available funds to the Company with regard to the Company Option Shares being purchased, and to either Attorney for the respective accounts of the Option Selling Stockholders with regard to the Selling Stockholder Option Shares. Such delivery and payment shall take place at the Chicago office of Winston & Strawn (or at such other place as may be agreed upon among the Representatives, the Company and the Selling Stockholders) (i) on the Closing Date, if written notice of the exercise of such option is received by the Company not later than three (3) full business days prior to the Closing Date, or (ii) on a later date, not later than the third (3rd) full business day following the date the Company receives written notice of the exercise of such option, if such notice is not received by the Company at least three (3) full business days prior to the Closing Date.

         The certificates for the Option Shares to be so delivered will be made available to you at such office or other location, including, without limitation, in New York City, as you may reasonably request for checking at least two (2) full business days prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least three (3) full days prior to such date of payment and delivery. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company by the Representatives.

         It is understood that you, individually, and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose payment or payments shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any

Underwriter or Underwriters of any of its or their obligations hereunder.

         The several Underwriters intend to make an initial public offering (as such term is described in Section 11 hereof) of the Option Shares to be issued upon exercise of such option at the initial public offering price for the Firm Shares set forth in Section 3 hereof but after the initial public offering the several Underwriters may in their discretion vary the public offering price.

         (b) Upon exercise of any option provided for in Section 7(a) hereof, the obligations of the Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment for such Option Shares) to the accuracy of and compliance with the representations and warranties of the Company and the Selling Stockholders herein, to the accuracy of the statements of the Company, officers of the Company and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants of the Company and the Selling Stockholders or the compliance with any of the conditions herein contained.

    8.   Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement, or covenant of the Company herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by any Underwriter, directly or through you, or by a Selling Stockholder specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with
Section 4(d) hereof.

         The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities that the Company may otherwise have.

         (b) Subject to the limitations set forth in Section 8(f) hereof, each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such Selling Stockholder herein contained or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by such Selling Stockholder to the Company or any Underwriter, directly or through such Selling Stockholder's representatives, specifically for inclusion therein; and each Selling Stockholder, severally and not jointly, further agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by any Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

         The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities that such Selling Stockholder may otherwise have.

         (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Company or such Selling Stockholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities related to negligence on the part of the Company or such Selling Stockholder, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such Underwriter, directly or through you, specifically for inclusion therein, and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

         The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each Selling Stockholder, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities that each Underwriter may otherwise have.

         (d)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified parties and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party, representing all the indemnified parties under Section 8(a), 8(b) or 8(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld.

         (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that, except as provided in Section 8(f) hereof, the Underwriters are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company and the Selling Stockholders are responsible for the remaining portion; provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to a contribution from any person who is not guilty of such fraudulent misrepresentation. This subsection (e) shall not be operative as to any Underwriter to the extent that the Company or any Selling Stockholder has received indemnity under this Section 8.

         (f) The liability of each Selling Stockholder under the representations and warranties contained herein and under the indemnity agreements contained in the provisions of this Section 8 shall be limited to an amount equal to the price paid by the Underwriters for the Shares to be sold by such Selling Stockholder hereunder. The Company and such Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         (g) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the

Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 8, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8 and further agree not to attempt to assert any such defense.

    9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and the Selling Stockholders herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, its officers, directors or controlling persons or any Selling Stockholder, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

    10. Substitution of Underwriters. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

         If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares that the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares that the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for 24 hours to allow the several Underwriters the privilege of substituting within 24 hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further 24 hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares that the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this
Section 10, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

         In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, neither the Company nor any Selling Stockholder shall be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Selling Stockholders and the other Underwriters for damages, if any, resulting from such default) be liable to the Company or any Selling Stockholder (except to the extent provided in Sections 5 and 8 hereof).

         The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10.

    11.  Effective Date of this Agreement and Termination.

         (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., San Francisco time, on the first full business day following the effective date of the Registration Statement or when executed if the Registration Statement is then effective, or (ii) the time of the initial public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 hereof before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except that the Company and the Selling Stockholders shall remain obligated to pay costs and expenses to the extent provided in Sections 4(j) (but only to the extent that Section 4(j) by its terms applies), 5 and 8 hereof.

         (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date or on or prior to any later date on which the Option Shares are to be purchased, as the case may be, (i) if the Company or any Selling Stockholder shall have failed, refused or been unable, to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or any Selling Stockholder is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus that, in your sole judgment, is material and adverse, (ii) if trading generally on the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, by the New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, or if a banking moratorium shall have been declared by federal or New York or California authorities, (iii) if on or prior to the Closing Date, or on or prior to any later date on which Option Shares are to be purchased, as the case may be, the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares or (v) if on or prior to the Closing Date, or on or prior to any later date on which Option Shares are to be purchased, as the case may be, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or the declaration by the United States of a national emergency which, in the reasonable opinion of the Representatives, makes it impracticable or inadvisable to offer or sell the Shares. In the event of termination pursuant to subparagraph (i) above, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(j), 5 and 8 hereof. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party, except as provided in Sections 5 and 8 hereof.

         If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

    12.  Notices.   All notices or communications hereunder, except as herein
otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Robertson, Stephens & Company LLC, 555 California Street, Suite 2600, San Francisco, California 94104, telecopier number (415) 693-3393, Attention: Robert E. Grady; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to U.S. Office Products Company, 1025 Thomas Jefferson Street, N.W., Suite 600 East, Washington, D.C. 20007, telecopier number (202) 339-6720, Attention: Jonathan J. Ledecky, Chairman of the Board and Chief Executive Officer, and Mark D. Director, Executive Vice President and General Counsel; and if sent to one or more of the Selling Stockholders, such notice shall be sent, mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Jonathan J. Ledecky or Mark D. Director, as Attorney-in-Fact for the Selling Stockholders, at 1025 Thomas Jefferson Street, N.W., Suite 600 East, Washington, D.C. 20007, telecopier number (202) 339-6720.

    13. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Selling Stockholders, and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons, officers and directors referred to in Section 8 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

         In all dealings with the Company and the Selling Stockholders under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company and the Selling Stockholders shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Robertson, Stephens & Company LLC on behalf of you.

    14. Applicable law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

    15. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                                           Very truly yours,

                                           U.S. OFFICE PRODUCTS COMPANY


                                           By:__________________________
                                              Jonathan J. Ledecky
                                              Chairman of the Board and
                                              Chief Executive Officer


                                           SELLING STOCKHOLDERS


                                           By:__________________________
                                              __________________________
                                              Attorney-in-Fact for the Selling
                                              Stockholders named in Schedule B
                                              hereto


Accepted as of the date
first above written:

ROBERTSON, STEPHENS & COMPANY LLC
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.

On their behalf and on behalf of
each of the several Underwriters
named in Schedule A hereto:

ROBERTSON, STEPHENS & COMPANY LLC

By: ROBERTSON, STEPHENS & COMPANY GROUP, L.L.C.

By:_____________________________
       Authorized Signatory

                            SCHEDULE A


                                               Number of
                                              Firm Shares
Underwriters                                To Be Purchased
------------                                ---------------

ROBERTSON, STEPHENS & COMPANY LLC.......

MORGAN STANLEY & CO. INCORPORATED.......

SMITH BARNEY INC........................


                                                 __________

     TOTAL..............................         10,000,000
                                                 ==========

                            SCHEDULE B


                                                                 Number of
                                             Number of            Company
                                          Company Shares       Option Shares
                                            To Be Sold           To Be Sold
                                            -----------          -----------

U.S. Office Products Company                 6,000,000             900,000


                                             Number of           Number of
                                              Selling             Selling
                                            Stockholder         Stockholder
                                            Firm Shares        Option Shares
                                             To Be Sold          To Be Sold
                                             -----------         ----------

Name of Firm Selling Stockholders

Total Selling Stockholder

                                              ----------

Firm Shares                                    4,000,000

Total Firm Shares
                                              ----------

                                              10,000,000

Name of Option Selling Stockholders

Total Selling Stockholder
                                              -----------

Option Shares                                     600,000

                                              -----------

Total Option Shares                             1,500,000

                            SCHEDULE C

         [to be provided by Morgan, Lewis & Bockius LLP]

                            SCHEDULE D